UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): MARCH 29, 2006

                           AMERIPRISE FINANCIAL, INC.
             (Exact name of registrant as specified in its charter)

       DELAWARE                  001-32525                  13-3180631
   (State or other           (Commission File            (IRS Employer
     jurisdiction                 Number)              Identification No.)
  of incorporation)

       55 AMERIPRISE FINANCIAL CENTER
           MINNEAPOLIS, MINNESOTA                     55474
  (Address of principal executive offices)         (Zip Code)

      Registrant's telephone number, including area code: (612) 671-3131

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On March 29, 2006, Ameriprise Financial, Inc. (the "Company") entered into a Stock Purchase and Sale Agreement (the "Purchase Agreement") with Warren
E. Buffett and Berkshire Hathaway Inc., to repurchase from Berkshire Hathaway subsidiaries 6.4 million shares of Ameriprise common stock. The repurchase transaction was completed on March 29, 2006 following market close, at a price per share equal to the March 29, 2006 closing price on the New York Stock Exchange for a share of Ameriprise common stock of $42.91. In the Purchase Agreement, Mr. Buffett and Berkshire Hathaway confirmed, among other things, that they have no current intention to dispose of any of their remaining shares of the Company common stock and agreed that they will not take action to reduce their ownership percentage below 9.8% of the outstanding shares of the Company common stock for the foreseeable future. The foregoing description of the Purchase Agreement is qualified in its entirety by reference to the Purchase Agreement, which is attached as Exhibits 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. A copy of the press release announcing the transactions contemplated by the Purchase Agreement is attached as Exhibit
99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 8.01     OTHER INFORMATION.

         On March 29, 2006, the Company announced that its board of directors has authorized the expenditure of up to $750 million in the repurchase of shares of its common stock through March 31, 2008. A copy of the press release announcing the share repurchase authorization is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

      (d)     Exhibits.

EXHIBIT NO.                            DESCRIPTION
-----------  -------------------------------------------------------------------

99.1 Stock Purchase and Sale Agreement, dated as of March 29, 2006, by and among Warren E. Buffett, Berkshire Hathaway Inc. and Ameriprise Financial, Inc.
99.2         Press Release dated March 29, 2006

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                AMERIPRISE FINANCIAL, INC.
                                  (REGISTRANT)


DATE: March 30, 2006            By:    /s/ John C. Junek
                                   ---------------------------------
                                   Name:   John C. Junek
                                   Title:  Executive Vice President and General
                                           Counsel

                                  EXHIBIT INDEX

EXHIBIT NO.                            DESCRIPTION
-----------  -------------------------------------------------------------------

99.1 Stock Purchase and Sale Agreement, dated as of March 29, 2006, by and among Warren E. Buffett, Berkshire Hathaway Inc. and Ameriprise Financial, Inc.
99.2         Press Release dated March 29, 2006